Exhibit 99.1

Press Release

VERAXA Biotech Strengthens Financial Position with $27.5 Million
Principal Amount Senior Secured Note Financing and $50 Million Share Purchase Agreement

●	Transactions Provide Financial Flexibility to Advance Pipeline of Next Generation Cancer Therapies Comprised of Novel Bispecific T-cell Engagers (TCEs) and Antibody-Drug Conjugates (ADCs)

●	Support Closing of Business Combination with Voyager Acquisition Corp.

ZURICH, SWITZERLAND – May 28, 2026 – VERAXA Biotech AG (“VERAXA”), an emerging leader in designing novel cancer therapies, today announced that it has strengthened its financial position to support the closing of its business combination with Voyager Acquisition Corp. (“Voyager”) and support advancement of its pipeline of BiTAC-TCE and BiTAC-ADC programs toward clinical development and through initial value inflection points.

In connection with the proposed business combination, the Company has entered into a securities purchase agreement with an institutional investor pursuant to which such institutional investor will be issued a senior secured note with a principal amount of $27.5 million (the “Note”). In addition, VERAXA has entered into a $50 million share purchase agreement (the “SPA”) with Lincoln Park Capital Fund (“LPC”). In addition, VERAXA has applied for listing on the Nasdaq Capital Market.

“Securing these financings marks a significant step in our ongoing business combination with Voyager Acquisition Corp. and the expected listing of VERAXA shares on NASDAQ,” said Torsten Bürgermeister, Chief Financial Officer at VERAXA. “We appreciate the financial support of these investors as we continue to employ a disciplined approach to balance sheet management through efficient and flexible access to capital.”

Key Terms of the Note with HTC

The securities purchase agreement signed on May 27, 2026, provides for, upon closing, the private placement to an institutional investor of (i) the Note, which will be issued by Veraxa Biotech Holding AG with a stated principal amount of $27.5 million, and (ii) a four-year warrant issued by Veraxa Biotech Holding AG to purchase 2,391,305 ordinary shares for an aggregate exercise price of approximately $27.5 million, with an initial exercise price of $11.50 per share (with anti-dilution protections), for an aggregate purchase price of approximately $24.1 million. The term of the Note is 15 months, amortizing monthly beginning three months after Closing of the Business Combination.

At VERAXA’s sole option and subject to customary conditions, any amortization payment may be made in cash, in registered-for-resale shares of common stock, or a combination thereof. The Note will be a senior secured obligation of VERAXA, secured by all VERAXA assets and ranking senior to all unsecured indebtedness of VERAXA to the extent of the value of the collateral and senior to any subordinated indebtedness. The holder of the Note will have the right, upon completion by VERAXA of any equity or equity-linked financing, to require VERAXA to redeem up to 20% of the gross proceeds of such financing in principal amount of the Note (a “cash sweep”). VERAXA may redeem the Note, subject to certain conditions, at par at any time without penalty. The Note will include customary operating, financial and other covenants.

Funding will occur concurrently with the Closing of the Business Combination.

VERAXA Biotech AG / Talacker 35 / CH-8001 Zürich

VERAXA Biotech GmbH / Im Neuenheimer Feld 584 / 69120 Heidelberg

Key Terms of the Share Purchase Agreement with LPC

Under the terms of the SPA, and subject to certain terms and conditions, VERAXA has the right, in its sole discretion, to sell to LPC up to $50 million worth of common stock over a 24-month period in amounts as described in the agreement. VERAXA maintains full control over the timing and amount of any sales, LPC is obligated to purchase the stock at prices based on the prevailing market price at the time of each sale, and importantly, there are no upper limits on the price LPC may pay to purchase VERAXA common stock. This agreement contains no warrants, rights of first refusal or participation rights regarding future financings by the Company and LPC has also agreed not to cause or engage in any direct or indirect short selling or hedging of the Company’s common stock.

The issuance of the shares of common stock to LPC is being made pursuant to exemptions from the registration requirements of the federal and state securities laws. Pursuant to the SPA, before selling any shares under the SPA, a registration statement registering shares to be sold to LPC must be declared effective by the SEC and certain other conditions must be satisfied as more fully described in the 8-K filed today with the SEC. VERAXA will issue shares of our common stock to Lincoln Park as consideration for entering into the SPA.

About VERAXA Biotech AG

At VERAXA, we are building a premier engine for the discovery and development of next-generation antibody-based therapeutics, including bispecific T cell engagers, bispecific ADCs and other innovative formats. Powered by a suite of transformative technologies and guided by rigorous quality-by-design principles, we are rapidly advancing our pipeline of ADCs and proprietary BiTAC formats into clinical development and beyond. VERAXA was founded on scientific breakthroughs made at the European Molecular Biology Laboratory, a world-renowned institution known for pioneering life science research and cutting-edge technology.

For regular updates about VERAXA Biotech, visit www.veraxa.com or follow us on LinkedIn, X (formerly known as Twitter) and Bluesky.

On April 22, 2025, VERAXA entered into a definitive business combination agreement (the “Business Combination Agreement”) with Voyager Acquisition Corp., a Cayman Islands exempted company and special purpose acquisition company targeting the healthcare sector (NASDAQ: VACH, “Voyager”). Upon closing of the Business Combination, the combined company is expected to become a publicly traded company listed on NASDAQ trading under the symbol “VRXA”.

The description of the Business Combination contained herein is only a high-level summary and is qualified in its entirety by reference to the underlying documents filed with the Securities and Exchange Commission (the “SEC”). A more detailed description of the terms of the transaction has been provided in a proxy statement/prospectus filed with the SEC by Voyager on February 19, 2026.

VERAXA Biotech AG / Talacker 35 / CH-8001 Zürich

VERAXA Biotech GmbH / Im Neuenheimer Feld 584 / 69120 Heidelberg

Advisors

Anne Martina is acting as sole M&A advisor to VERAXA. Duane Morris LLP is acting as legal counsel to VERAXA. Winston & Strawn LLP is serving as legal counsel to Voyager.

About Voyager Acquisition Corp.

Voyager is a special purpose acquisition company with a bold mission: to revolutionize the healthcare sector through a merger, stock purchase, or business combination. Our team of experienced executives includes unparalleled expertise in investing, operations, and medical innovation, supported by a vast network of connections. With these strengths, we not only seek to drive success but commit to scaling companies to unprecedented heights in the healthcare industry. For more information, please visit https://www.voyageracq.com.

Non-Solicitation

This press release is not a proxy statement or solicitation of a proxy, consent or authorization with respect to any securities or in respect of the potential transaction and shall not constitute an offer to sell or a solicitation of an offer to buy the securities of Voyager or VERAXA, nor shall there be any sale of any such securities in any state or jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of such state or jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of the Securities Act of 1933, as amended.

Forward-Looking Statements

This press release includes certain statements that may be considered forward-looking statements within the meaning of the federal securities laws. Forward-looking statements include, without limitation, statements about future events or Voyager’s or VERAXA’s future financial or operating performance. For example, statements regarding VERAXA’s anticipated growth and the anticipated growth and other metrics, statements regarding the benefits of the Business Combination, and the anticipated timing of the completion of the Business Combination are forward-looking statements. In some cases, you can identify forward-looking statements by terminology such as “may,” “should,” “could,” “might,” “plan,” “possible,” “project,” “strive,” “budget,” “forecast,” “expect,” “intend,” “will,” “estimate,” “anticipate,” “believe,” “predict,” “potential” or “continue,” or the negatives of these terms or variations of them or similar terminology.

VERAXA Biotech AG / Talacker 35 / CH-8001 Zürich

VERAXA Biotech GmbH / Im Neuenheimer Feld 584 / 69120 Heidelberg

These forward-looking statements regarding future events and the future results of Voyager and VERAXA are based on current expectations, estimates, forecasts, and projections about the industry in which VERAXA operates, as well as the beliefs and assumptions of Voyager’s management and VERAXA’s management. These forward-looking statements are only predictions and are subject to, without limitation, (i) known and unknown risks, including the risks and uncertainties indicated from time to time in the final prospectus of Voyager relating to its initial public offering filed with the SEC, and in the proxy statement/prospectus filed by Voyager and VERAXA on February 19, 2026, including those under “Risk Factors” therein, and other documents filed or to be filed with the SEC by Voyager; (ii) uncertainties; (iii) assumptions; and (iv) other factors beyond Voyager’s or VERAXA’s control that are difficult to predict because they relate to events and depend on circumstances that will occur in the future. They are neither statements of historical fact nor promises or guarantees of future performance. Therefore, VERAXA’s actual results may differ materially and adversely from those expressed or implied in any forward-looking statements and Voyager and VERAXA therefore caution against relying on any of these forward-looking statements.

These forward-looking statements are based upon estimates and assumptions that, while considered reasonable by Voyager and its management and VERAXA and its management, as the case may be, are inherently uncertain and are inherently subject to risks, variability and contingencies, many of which are beyond Voyager’s or VERAXA’s control. Factors that may cause actual results to differ materially from current expectations include, but are not limited to: (i) the occurrence of any event, change or other circumstances that could give rise to the termination of the Business Combination Agreement and any subsequent definitive agreements with respect to the Business Combination; (ii) the outcome of any legal proceedings that may be instituted against Voyager, VERAXA, or others following the announcement of the Business Combination and any definitive agreements with respect thereto; (iii) the inability to complete the Business Combination due to the failure to obtain consents and approvals of the shareholders of Voyager, to obtain financing to complete the Business Combination or to satisfy other conditions to closing, or delays in obtaining, adverse conditions contained in, or the inability to obtain necessary regulatory approvals required to complete the transactions contemplated by the Business Combination Agreement; (iv) the failure to realize estimated shareholder redemptions, purchase price and other adjustments; and (v) other risks and uncertainties set forth in the filings by Voyager with the SEC. There may be additional risks that neither Voyager nor VERAXA presently know or that Voyager and VERAXA currently believe are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. Any forward-looking statements made by or on behalf of Voyager or VERAXA speak only as of the date they are made. None of Voyager or VERAXA undertakes any obligation to update any forward-looking statements to reflect any changes in their respective expectations with regard thereto or any changes in events, conditions or circumstances on which any such statement is based.

Additional Information and Where to Find It

In connection with the Business Combination Agreement, Voyager and VERAXA have filed a proxy statement/prospectus of Voyager, and will file other documents regarding the proposed transaction with the SEC. This communication is not intended to be, and is not, a substitute for the proxy statement/prospectus or any other document that Voyager has filed or may file with the SEC in connection with the proposed transaction. The definitive proxy statement and other relevant materials for the proposed transaction have been mailed or made available to stockholders of Voyager as of a record date to be established for voting on the proposed transaction.

VERAXA Biotech AG / Talacker 35 / CH-8001 Zürich

VERAXA Biotech GmbH / Im Neuenheimer Feld 584 / 69120 Heidelberg

Before making any voting or investment decision, investors and stockholders of Voyager are urged to carefully read the entire registration statement, the proxy statement/prospectus, and any other relevant documents filed with the SEC, as well as any amendments or supplements to these documents, and the documents incorporated by reference therein, because they will contain important information about Voyager, VERAXA, and the proposed transaction. Voyager’s investors and stockholders and other interested persons can also obtain copies of the registration statement, the preliminary proxy statement/prospectus, the definitive proxy statement/prospectus, other documents filed with the SEC that will be incorporated by reference therein, and all other relevant documents filed with the SEC by Voyager and/or VERAXA in connection with the transaction, without charge, once available, at the SEC’s website at www.sec.gov, or by directing a request to Voyager at the address set forth below.

Contact

VERAXA Biotech AG – Corporate	For Media and Investors – U.S.

Christoph Antz, Ph.D. Chief Executive Officer, Co-Founder investors@veraxa.com	Brandon Weiner ICR Healthcare VERAXA@icrhealthcare.com

For Media and Investors – EU Mario Brkulj Valency Communications mbrkulj@valencycomms.eu

VERAXA Biotech AG / Talacker 35 / CH-8001 Zürich

VERAXA Biotech GmbH / Im Neuenheimer Feld 584 / 69120 Heidelberg

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